FIRST AMENDMENT TO THE
                   BE AEROSPACE, INC. SUPPLEMENTAL EXECUTIVE
                        MONEY PURCHASE RETIREMENT PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1997)


         THIS FIRST AMENDMENT, made this ______ day of _____________, 1998, by BE AEROSPACE, INC. (the "Company") to the BE AEROSPACE, INC. SUPPLEMENTAL EXECUTIVE MONEY PURCHASE RETIREMENT PLAN, as amended and restated effective as of January 1, 1997 (the "Plan").

                             W I T N E S S E T H:

         WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended, and

         WHEREAS, pursuant to Section 4.11, the Company reserved the right to amend said Plan;

         NOW, THEREFORE, effective as of January 1, 1999, the Plan shall be amended as follows:

         1. The first paragraph of the Plan is hereby amended by replacing the
"SUPPLEMENTAL   EXECUTIVE  MONEY  PURCHASE   RETIREMENT  PLAN"  with  the  "BE
AEROSPACE, INC. SUPPLEMENTAL EXECUTIVE DEFERRED COMPENSATION PLAN II."

2. Section 1.7 is hereby amended to read as follows:

                  "1.7 "Company" shall mean BE Aerospace, Inc., a Delaware corporation, its successors and assignees, any of their respective subsidiaries and affiliates, and any other entity designated by the Company."

3. The first sentence of Section 1.8 is hereby amended to read as follows:

                  "1.8 "Compensation" shall mean wages, including overtime, bonuses, and any amounts that would have been received by the Participant from the Company but for an election under Code Sections 125, 401(k), 402(h) or 403(b). Notwithstanding the foregoing, Compensation shall not include any amounts received during the Plan Year of compensation deferred from a prior Plan Year."

4. Section 1.14 is hereby amended to read as follows:

                  "1.14 "Plan" shall mean the BE Aerospace, Inc. Supplemental Executive Deferred Compensation Plan II as herein set forth and as it may be amended from time to time."

5. Subparagraph 2.1(b)(i) is hereby amended to read as follows:

                  "(i) 7 1/2 % of the Participant's Compensation for the prior Plan Year; plus"

6. In all other respects, the Plan shall remain unchanged by this Amendment.

         IN WITNESS WHEREOF, the Employers have caused this instrument to be executed the day and year first above written.

                                       BE AEROSPACE, INC.

Dated:___________________              By:  /s/ Joseph Piegari, Vice President
                                       ---------------------------------------
                                                Human Resources